Exhibit 99.1

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors
KY USA Energy, Inc.

We have audited the accompanying balance sheet of KY USA Energy, Inc. (An Exploration Stage Company) as of October 31, 2007, and the related statement of operations, stockholders’ equity and cash flows for the period from October 05, 2007 (inception), to October 31, 2007.  These financial statements are the responsibility of the Company’s management.  My responsibility is to express an opinion on these financial statements based on my audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of KY USA Energy, Inc. (A Exploration Stage Company) as of October 31, 2007, and the results of its operations and cash flows from October 05, 2007 (inception), to October 31, 2007 in conformity with generally accepted accounting principles in the United States of America.

/s/ Rodefer Moss and Co., PLLC

Knoxville, Tennessee
December 6, 2007

KY USA ENERGY, INC.
(An Exploration Stage Company)
Balance Sheet

As of
October 31, 2007

ASSETS

Current Assets
Cash	$30,232
30,232
Proven oil and gas properties, using
successful efforts accounting method	1,719,728

Total Current Assets	1,719,728

TOTAL ASSETS	$1,749,960

LIABILITIES & STOCKHOLDERS’ EQUITY

Current Liabilities
Accrued Liabilities	$5,699
Notes Payable – Current	800,000

Total Current Liabilities	805,699
Notes Payable	1,000,000

Total Liabilities	1,805,699
Stockholders’ Equity
Common stock, ($0.01 par value, 2,000 shares
authorized; 2,000 shares issued and outstanding	20
Accumulated deficit during Exploration Stage	(55,759)

Total Stockholders’ Equity	(55,739)
TOTAL LIABILITIES &
STOCKHOLDERS’ EQUITY	$1,749,960

See Notes to Financial Statements

KY USA ENERGY, INC.
(An Exploration Stage Company)
Statement of Operations

October 05, 2007 (Inception of Exploration Stage) October 31,2007

Revenues
Revenues	$0
Total Revenues	0
General and Administration
Legal and Accounting	50,060
Total General and Administration	50,060

Loss from Operations	(50,060)

Other Income
Interest Expense	(5,699)

Loss before income taxes	(55,759)
Income Taxes	-

Net Loss	$(55,759)

Basic and diluted loss per common share	$(27.87)

Weighted-average common share outstanding	2,000

See Notes to Financial Statements

KY USA ENERGY, INC.
(An Exploration Stage Company)
Statement of changes in Stockholders’ Equity
From October 05, 2007 (Inception of Exploration Stage) to October 31, 2007

	Common Stock	Common Stock	Additional Amount Paid-in Capital	Deficit Accumulated During Exploration Stage	Total

Balance, October 05, 2007

Stock issued for cash on October 5, 2007
@ $0.01 per share	2,000	20	0		20
Net loss, October 31, 2007				(55,759)	(55,759)
Balance, October 31, 2007	2,000	$20	$0	$(55,759)	$(55,739)

See Notes to Financial Statements

KY USA ENERGY, INC.
(An Exploration Stage Company)
Statement of Cash Flows

October 05, 2007
(Inception of
Exploration Stage) to
October 31, 2007

CASH FLOWS FROM OPERATING ACTIVITIES

Net Loss	$(55,759)

Adjustments to reconcile net loss to net cash
Provided by (used in) operating activities:

Changes in operating assets and liabilities:
Accrued Liabilities	5,699

Net cash provided by (used in) operating activities	(50,060)

CASH FLOWS FROM INVESTING ACTIVITIES
Additions to Oil and gas properties	(1,719,728)
Net cash provided by (used in) investing activities	(1,719,728)

CASH FLOWS FROM FINANCING ACTIVITIES
Issuance of common stock	20
Proceeds from borrowings	1,800,000
Net cash provided by (used in) financing activities	1,800,020

Net increase (decrease) in cash and cash equivalents	30,232
Cash and cash equivalents, beginning of period	-
Cash and cash equivalents, end of period	$30,232

SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION

Cash paid during year for:

Cash paid for interest	$-

Income Taxes	$-

See Notes to Financial Statements.

KY USA ENERGY, INC.
(An Exploration Stage Company)
Notes To Financial Statements
October 31, 2007

NOTE 1 – ORGANIZATION AND DESCRIPTION OF BUSINESS

Ky USA Energy, Inc. was incorporated on October 5, 2007 under the laws of the State Kentucky. The Company is primarily engaged in the acquisition and exploration of oil and gas properties.

The Company has been in the exploration stage since its formation and has not yet realized any revenues from its planned operations.  The Company plans to prepare for oil and gas extraction and enter the development stage.

ACCOUNTING METHOD

The Company follows the successful efforts method of accounting for its oil and gas activities.  Accordingly, costs associated with the acquisition, drilling and equipping of successful exploratory wells are capitalized.  Geological and geophysical costs, delay and surface rentals and drilling costs of unsuccessful exploratory wells are charged to expense as incurred.  Costs of drilling development wells are capitalized.  Upon the sale or retirement of oil and gas properties, the cost thereof and the accumulated depreciation or depletion are removed from the accounts and any gain or loss is credited or charged to operations. Depreciation, depletion and amortization of capitalized costs of proved oil and gas properties is provided on a pooled basis using the units-of-production method based upon proved reserves.  Acquisition costs of proved properties are amortized by using total estimated units of proved reserves as the denominator.  All other costs are amortized using total estimated units of proved developed reserves.

NOTE 2 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ESTIMATES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the amounts reported on the financial statements and accompanying notes. Actual results could differ from those estimates.  Oil and gas reserve estimates are developed from information provided by the Company’s management to Willard F. Glover, Consulting and Geologist, of Crossville, Tennessee for the period ended October 31, 2007.

PRO FORMA COMPENSATION EXPENSE

No stock options have been issued by Ky USA Energy, Inc. Accordingly, no pro forma compensation expense is reported in these financial statements.

INCOME TAXES

The Company accounts for its income taxes in accordance with Statements of Financial Accounting Standards No. 109, “Accounting for Income Taxes”.  Under statement 109, a liability method is used whereby deferred tax assets and liabilities are determined based on temporary differences between basis used for financial reporting and income tax reporting purposes.  Income taxes are provided based on tax rates in effect at the time such temporary differences are expected to reverse.  A valuation allowance is provided for certain deferred tax assets if it is more likely than not, that the Company will not realize the tax assets through future operations.

FAIR VALUE OF FINANCIAL INSTRUMENTS

Financial accounting Standards statements No. 107, “Disclosures About Fair value of Financial Instruments”, requires the Company to disclose, when reasonably attainable, the fair market values of its assets and liabilities which are deemed to be financial instruments.  The Company’s financial instruments consist primarily of cash and certain investments.

KY USA ENERGY, INC.
(An Exploration Stage Company)
Notes To Financial Statements
October 31, 2007

PER SHARE INFORMATION

The Company computes per share information by dividing the net loss for the period presented by the weighted average number of shares outstanding during such period.

NOTE 3 – LONG TERM DEBT

The Company had the following debt obligations at October 31, 2007

Note payable to K and D Energy secured by a	$1,000,000
Second mortgage on oil and gas leases, bearing
Interest at 9.5%, interest starts on 8-5-2008 in
Monthly payments with principle payment due
on April 5, 2009.

Note payable to Somerset Recycling Service Inc.	800,000
Secured by oil and gas properties, bearing interest
at 10%, interest due in monthly payments with the
principle due on April 5, 2008.

Total Notes Payable	$1,800,000
Less current maturities	800,000
Notes Payable – Long –Term	$1,000,000

NOTE 4 – PROVISION FOR INCOME TAXES

The provision for income taxes for the period ended October 31, 2007 represents the minimum state income tax expense of the Company, which is not considered significant.

NOTE 5 – RECENTLY ISSUED ACCOUNTING PRONOUNCEMETNS

In July 2006, the FASB issued FASB Interpretation (FIN) No. 48, “Accounting for Uncertainty in Income Taxes—An Interpretation of FASB Statement No. 109” (FIN 48).  This Interpretation clarifies the accounting for uncertainty in income taxes recognized in a company’s financial statements.  FIN 48 requires companies to determine whether it is “more likely than not” that a tax position will be sustained upon examination by the appropriate taxing authorities before any part of he benefit can be recorded in the financial statements.  It also provides guidance on the recognition, measurement and classification of income tax uncertainties, along with any related interest and penalties.  FIN 48 will also require significant additional disclosures.  This Interpretation will be effective for fiscal years beginning after December 15, 2006.  We will implement this Interpretation in the first quarter of 2007 on a prospective basis.  We are currently evaluating the potential impact this Interpretation will have on our financial position and result of operations.

In September 2006, the FASB issued SFAS No. 157, “Fair Value Measurements” (SFAS 157), which provides guidance on how to measure assets and liabilities that use fair value.  SFAS 157 will apply whenever another US GAAP standard requires (or permits) assets or liabilities to be measured at fair value but does not expand the use of fair value to any new circumstances. This standard also will require additional disclosures in both annual and quarterly reports.  SFAS 157 will be effective for financial statements issued for fiscal years beginning after November 15, 2007, and will be adopted by us beginning in the first quarter of 2008.  We are currently evaluating the potential impact this standard may have on our financial position and results of operations, but do not believe the impact of the adoption will be material.

In September 2006, the SEC staff issued Staff Accounting Bulletin (SAB) No. 108, “Considering the effects of Prior Year Misstatements when Quantifying Misstatements in Current Year Financial Statements” (SAB 108).  SAB 108 was issued in order to eliminate the diversity of practice in how public companies quantify misstatements of financial statements, including misstatements that were not material to prior years’ financial statements. We will initially apply the provisions of SAB 108 in connection with the preparation of our annual financial statements for the year ending December 31, 2006.  We have evaluated the potential impact SAB 108 may have on our financial position and results of operations and do not believe the impact of the application of this guidance will be material.

KY USA ENERGY, INC.
(An Exploration Stage Company)
Notes To Financial Statements
October 31, 2007

NOTE 6 – STOCKHOLDERS’ EQUITY

The stockholders’ equity section of the Company contains the following classes of capital stock as of October 31, 2007:

Common stock, $0.01 value: 2,000 shares authorized; 2,000 shares issued and outstanding.

Supplemental Oil and Gas Information (unaudited)

Information with respect to the Company’s oil and gas producing activities is presented in the following tables.  Estimates of reserve quantities, as well as future production and discounted cash flows before income taxes, were determined by Willard F. Glover – Consulting Engineer and Geologist as of October 31, 2007.  The reserves were estimated by Willard F. Glover – Consulting Engineer and Geologist.

Oil and Gas Related Costs

The following table sets forth information concerning costs related to the Company’s oil and gas property acquisition, exploration and development activities in the United States during the period ended:
October 31, 2007
Property acquisitions	$-
Proved	1,719,728
Unproved	$-
Less – proceeds from Sales of properties
Development Cost	-
Total	$1,719,728

Results of Operations from Oil and Gas Producing Activities

The following table sets forth the Company’s results of operations from oil and gas producing activities for the period ended:

October 31, 2007
Revenues	$0
Production costs and taxes	0
Depreciation, depletion and amortization	0
Income from oil and gas producing activities	$0

In the presentation above, no deduction has been made for indirect costs such as corporate overhead or interest expense.  No income taxes are reflected above due to the Company’s operating tax loss carry-forwards.

Oil and Gas Reserves (unaudited)

The following table sets for the Company’s net proved oil and gas reserves at October 31, 2007, and the changes in net proved oil and gas reserves for the year then ended.  Proved reserves represent the quantities of crude oil and natural gas which geological and engineering data demonstrate with reasonable certainty to be recoverable in the future years from known reservoirs under existing economic and operating conditions.  Reserves are measured in barrels (bbls) in the case of oil, and units of one thousand cubic feet (mcf) in the case of gas.

KY USA ENERGY, INC.
(An Exploration Stage Company)
Notes To Financial Statements
October 31, 2007

	Oil (bbls)	Gas (Mcf)

Proved reserves at October 5, 2007	0	0
Discoveries and extensions	-	19,992,779
Revisions of previous estimates	-	-
Production	-	-
Proved reserves at October 31, 2007	-	19,992,779

Proved developed producing
Reserves at October 31, 2007	0	0

Of the Company’s total proved reserves as of October 31, 2007, approximately 0%, were classified as proved developed producing, 0%, were classified as proved developed non-producing and 100%, were classified as proved undeveloped.  All of the Company’s reserves are located in the continental United States.

Standardized Measure of Discounted Future Net Cash Flows
(unaudited)

The standardized measure of discounted future net cash flows from the Company’s proved oil and gas reserves is presented in the following two tables:

(Amount in Thousands)
October 31,	2007

Future cash inflows	$119,956
Future production costs and taxes	(8,768)
Future development costs	(14,000)
Future income tax expenses	(8,590)
Net future cash flows	88,598
Discount at 10% for timing of cash flows	(34,908)

Discounted future net cash flows from proved reserves	$53,690

(Amount in Thousands)
2007
Balance, beginning of year	$0
Sales, net of production costs and taxes	0
Discoveries and extensions	50,789
Changes in prices and production costs	0
Revisions of quantity estimates	0
Sale of Reserves	-
Interest factor – accretion of discount	0
Net change in income taxes	-
Changes in future development costs	(14,000)
Changes in production rates and other	16,901

Balance, end of year	$53,690

KY USA ENERGY, INC.
(An Exploration Stage Company)
Notes To Financial Statements
October 31, 2007

Estimated future net cash flows represent an estimate of future net revenues from the production of proved reserves using current sales prices, along with estimates of the operating costs, production taxes and future development and abandonment costs (less salvage value) necessary to produce such reserves.  The average prices used at October 31, 2007, $6.00 per MCF of gas, respectively.  No deduction has been made for depreciation, depletion or any indirect costs such as general corporate overhead or interest expense.

Operating costs and production taxes are estimated based on current costs with respect to producing properties.  Future development costs are based on the best estimate of such costs assuming current economic and operating conditions.

Income tax expense is computed based on applying the appropriate statutory tax rate to the excess of future cash inflows less future production and development costs over the current tax basis of the properties involved, less applicable net operating loss carry forwards, for both regular and alternative minimum tax.  For the period ended October 31, 2007.

The future net revenue information assumes no escalation of costs or prices, except for gas sales made under terms of contracts which include fixed and determinable escalation.  Future costs and prices could significantly vary from current amounts and, accordingly, revisions in the future could be significant.